SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is December 29, 2016.

For Certain MFS® Funds

Effective immediately, the following section is added within the chart entitled "General Waivers" under the main heading "Appendix H – Waivers of Sales Charges":
Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
Q. Self-Directed Brokerage Account Platforms (Class A shares only)
• Shares acquired through a self-directed brokerage account platform (that may or may not charge a transaction fee to investors) offered by a financial intermediary who has entered into an agreement with MFD to offer Fund shares through such platform.
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